                                                                   EXHIBIT 10.68

[EBS LOGO]

                    THE EXECUTIVE NONQUALIFIED "EXCESS" PLAN
                            SERVICE AGREEMENT -- COLI


This agreement is between Executive Benefit Services, Inc. ("EBS"), a North Carolina corporation, located at 434 Fayetteville St., Ste. 1160, Raleigh N.C., 27601 and ACE Cash Express, located at ____________________________ ("COMPANY").
Whereas, the company wishes to use the administrative services of EBS to provide plan level administration for the COMPANY'S nonqualified deferred compensation plan, hereinafter referred to as the "Plan".

NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

1.0     PLAN IMPLEMENTATION:

        EBS will provide the following services in coordination with the servicing representative(s) to assist the COMPANY in the implementation of the Plan:

        a) Coordinate the preparation of the enrollment material, review executive communication and organize enrollment meetings and presentations.

        b) Coordinate and implement Plan financing (Investments, Corporate Owned Life Insurance).

        c) Review Plan documents to make sure they are coordinated with Plan administration capabilities.

        d) Coordinate with COMPANY representative(s) the transfer of data to EBS that is necessary to administer the plan.

2.0     PLAN LEVEL ADMINISTRATION:

        a)      Executive Level Administration Services:

                (i)     Daily valuation of Excess Plan accounts.

                (ii) Executive statements identifying their account values, asset allocation, share prices and supplemental supporting information.

                (iii)   Internet access to account values and asset allocations.

                (iv) Toll free number for account inquiry during business hours.

        b)      Company Level Administration Services:

                (i) EBS Internet access to view executive values and allocations.

                (ii) Plan liability report to account for Deferred Compensation expense.

                (iii) Plan financing report identifying plan assets, if corporate owned life insurance or securities managed by EBS is used.

                (iv)    General payroll and accounting guidance as necessary.

3.0      CLIENT REPRESENTATIVES:

         a) COMPANY shall provide EBS the most recent copy of the Plan documents, Retirement Committee administrative procedures affecting the Plan and any such documents needed for EBS to administer the Plan.

         b) COMPANY shall provide EBS current participant data and other information as needed to perform its duties. All information provided to EBS by the COMPANY or its agents may be relied upon by EBS as being complete and accurate.

         c) COMPANY shall appoint one or more employees to act as a representative for the COMPANY to coordinate the administration of the Plan with EBS.

4.0      ACKNOWLEDGMENTS:

         a) EBS shall not be liable to the COMPANY for any damages arising out of EBS's duties under this agreement.

         b)       EBS does not provide legal or accounting advice.

         c) EBS may provide general information on the Employee Retirement Income Security Act of 1974 ("ERISA") but it is solely up to the client and its advisors on how the Plan is treated under ERISA. It is acknowledged and agreed that EBS is not the Plan Administrator or fiduciary of the Plan as those terms are defined in ERISA.

         d) EBS may provide general information on tax consequences of the Plan but it is solely the responsibility of the COMPANY to determine actual tax consequences, associated with the Plan.

         e) EBS may provide general information as to Plan registration under the Securities Act of 1933. However, it is solely the responsibility of the COMPANY to determine whether registration is required.

         f) EBS may provide the COMPANY model documents but it is solely the responsibility of the COMPANY to determine whether documents are appropriate for the Plan.

5.0      TERM OF AGREEMENT:

         a) This Agreement shall commence as of the date of this Agreement and continue thereafter, subject to the right by either party to terminate such Agreement upon providing ninety (90) days written notice.

         b) In the event COMPANY or EBS files a petition for bankruptcy, or loses any licenses required in order to perform the services contained herein, this Agreement shall be deemed to immediately terminate.

6.0      ELECTION OF SERVICES AND FEES:

         [X]   ONE TIME PLAN SET UP FEE   COLI
                                          ----
                                          $500.00

               ENROLLMENT PACKETS - $5 per Eligible Employee

         o     ANNUAL RECORD KEEPING FEES BILLED QUARTERLY

                                                              # OF ACTIVE PARTICIPANTS
                                                              ------------------------
                                                               first     next     next
         [X]   Corporate Owned Life Insurance                 1 - 25   26 - 100   100+
                                                              ------   --------   ---

               (i)   $1,000.00 annual record keeping fee

               (ii)  Quarterly Executive statements           $100.00  $  75.00  $50.00

         o     OPTIONAL FEATURES                          o    CUSTOMIZED WORK

              [ ]  Statements mailed to residences        [ ]  Billed hourly at $100.00 per hour.
                   ($1.00 each statement mailed)

              [X]  Corporate reports provided quarterly   [ ]  Fixed fee negotiated in advance.

THE FEES LISTED ARE ANNUAL FEES AND ARE BILLED QUARTERLY AND DUE WITHIN 30 DAYS. A 25% DISCOUNT PER PARTICIPANT APPLIES SHOULD THE EMPLOYER ELECT SEMI-ANNUAL STATEMENTS. THIS DISCOUNT DOES NOT APPLY TO THE ANNUAL ADMINISTRATIVE FEE.

7.0      ASSET MANAGEMENT: (please choose one option)

         [ ] COMPANY WILL MANAGE SUPPORTING ASSETS. It will be the responsibility of COMPANY to monitor the relationship between the Plan Liability portfolio and the supporting asset portfolio. EBS will provide COMPANY with an Allocation Comparison report on a quarterly basis. COMPANY will contact the institution holding the assets and direct fund transfers as it deems appropriate.

         [X] EBS WILL MANAGE SUPPORTING ASSETS. By checking this box and signing this form, COMPANY gives EBS the authority to direct asset fund transfers in an attempt to maintain a balance between the overall asset and liability portfolios. An "attempt to maintain a balance" does not mean that the asset portfolio will always mirror the liability portfolio. The relationship between the asset and liability portfolios will be monitored monthly and adjustments to the assets will be made. No action will be taken by EBS unless a fund is off balance by more than 5%. Confirmation statements will be generated and mailed to COMPANY by the asset institution after every asset fund transfer.

8.0      STATEMENT OF SPONSORED CONTRIBUTIONS/BILLINGS

         [X] By checking this box the Company elects not to receive billing statements from Principal Life Insurance Company for Corporate Owned Life Insurance premiums. Instead, participants' periodic salary deferrals define Company contributions.

CHOICE OF LAW: This Agreement will be governed by the laws of the State of
               North Carolina.

IN WITNESS WHEREOF, this Agreement is executed at          Irving             ,
                                                 -----------------------------
                                                            (City)
 Texas .  This  15    day of           November         ,         2001         .
-------        -----         ---------------------------  ---------------------
(State)        (Day)                  (Month)                     (Year)

      /s/ T.J. CARTER                        /s/ JERRY D. SHOOK
-------------------------------  ------------------------------------------
    (Signature of COMPANY)                   (Signature of EBS)

Vice President, Human Resources  Executive Vice President and Trust Officer
-------------------------------  ------------------------------------------
           (Title)                                (Title)

                              THE ACE CASH EXPRESS
                       EXECUTIVE NONQUALIFIED EXCESS PLAN
                                 TRUST AGREEMENT

         This Agreement made this 30th day of September, 2001, by and between ACE Cash Express, Inc. (the Plan Sponsor) and First American Bank (the Trustee);

                                  WITNESSETH:

         WHEREAS, the Plan Sponsor has adopted a nonqualified deferred compensation plan, The Ace Cash Express Executive Nonqualified Excess Plan (the
Plan);

         WHEREAS, the Plan Sponsor wishes to establish a trust (the Trust) and to contribute to the Trust assets that shall be held therein, subject to the claims of the Plan Sponsor's creditors in the event of the Plan Sponsor's Insolvency as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 (ERISA); and

         WHEREAS, it is the intention of the Plan Sponsor to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust Agreement and agree that the Trust shall be comprised, held, and disposed of as follows:

                                    SECTION 1
                             ESTABLISHMENT OF TRUST

         (a) The Plan Sponsor has deposited with the Trustee in trust certain sums of money which are the principal of the Trust to be held, administered, and disposed of by the Trustees as provided in this Trust Agreement.

         (b) The Trust shall be irrevocable.

         (c) The Trust is intended to be a grantor trust, of which the Plan Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Plan Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Plan Sponsor. Any assets held by the Trust will be subject to the claims of the Plan Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

         (e) The Plan Sponsor, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered, and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

                                    SECTION 2
              PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

         (a) The Plan Sponsor shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which the amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of the amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with the Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state, or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld, and paid by the Plan Sponsor.

         (b) The entitlement of a Plan participant or his beneficiaries to benefits under the Plan shall be determined by the Plan Administrator or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

         (c) The Plan Sponsor may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Plan Sponsor shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Plan Sponsor shall make the balance of each payment as it falls due. The Trustee shall notify the Plan Sponsor where principal and earnings are not sufficient to make payment of benefits under the Plan.

                                    SECTION 3
                    TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
            TO TRUST BENEFICIARY WHEN THE PLAN SPONSOR IS INSOLVENT

         (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Plan Sponsor is Insolvent. The Plan Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Plan Sponsor is unable to pay its debts as they become due, or (ii) the Plan Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Plan Sponsor under federal and state law as set forth below.

             (1) The Board of Directors and the (Chief Executive Officer of the Plan Sponsor shall have the duty to inform the Trustee in writing of the Plan Sponsor's Insolvency. If a person claiming to be a creditor of the Plan Sponsor alleges in writing to the Trustee that the Plan Sponsor has become Insolvent, the Trustee shall determine whether the Plan Sponsor is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

             (2) Unless the Trustee has actual knowledge of the Plan Sponsor's Insolvency, or has received notice from the Plan Sponsor or a person claiming to be a creditor alleging that the Plan Sponsor is Insolvent, the Trustee shall have no duty to inquire whether the Plan Sponsor is Insolvent. The Trustee may in all events rely on such evidence concerning the Plan Sponsor's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Plan Sponsor's solvency.

             (3) If at anytime the Trustee has determined that the Plan Sponsor is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Plan Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights as general creditors of the Plan Sponsor with respect to benefits due under the Plan or otherwise.

             (4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Plan Sponsor is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Plan Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

                                    SECTION 4
                          PAYMENTS TO THE PLAN SPONSOR

         Except as provided in Section 3 hereof or except for reimbursements to the Plan Sponsor of benefits payments required by the Plan which have been paid directly by the Plan Sponsor, the Plan Sponsor shall have no right or power to direct the Trustee to return to the Plan Sponsor or to divert to others any of the Trust assets before all payment of benefits has been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

                                    SECTION 5
                              INVESTMENT AUTHORITY

         In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Plan Sponsor, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.

                                    SECTION 6
                              DISPOSITION OF INCOME

         During the term of this Trust; all income received by the Trust; net of expenses and taxes, shall be accumulated and reinvested.

                                    SECTION 7
                              ACCOUNTING BY TRUSTEE

         The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Plan Sponsor and the Trustee. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Plan Sponsor a written account of the administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements, and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                                    SECTION 8
                            RESPONSIBILITY OF TRUSTEE

         (a) The Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request, or approval given by the Plan Sponsor which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Plan Sponsor. In the event of a dispute between the Plan Sponsor and a party; the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Plan Sponsor agrees to indemnify the Trustee against the Trustee's costs, expenses, and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Plan Sponsor does not pay such costs, expenses, and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

         (c) The Trustee may consult with legal counsel (who may also be counsel for the Plan Sponsor generally) with respect to any of the duties or obligations hereunder.

         (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants, or other professionals to assist the Trustee in performing any of the duties or obligations hereunder.

         (e) The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust; to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

         (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                    SECTION 9
                      COMPENSATION AND EXPENSES OF TRUSTEE

         The Plan Sponsor shall pay all administrative fees and expenses and all Trustee's expenses. If not so paid, the fees and expenses shall be paid from the Trust.

                                   SECTION 10
                       RESIGNATION AND REMOVAL OF TRUSTEE

         (a) The Trustee may resign at any time by written notice to the Plan Sponsor, which shall be effective 60 days after receipt of such notice unless the Plan Sponsor and the Trustee agree otherwise.

         (b) The Trustee may be removed by the Plan Sponsor on 60 days notice or upon shorter notice as accepted by the Trustee.

         (c) Upon resignation or removal of any Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to any such successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal, or transfer, unless the Plan Sponsor extends the time limit.

         (d) If a Trustee resigns or is removed, a successor Trustee shall be appointed by the Plan Sponsor, in accordance with Section 11 hereof, by the effective date of resignation or removal under this Section 10. If no appointment of a successor Trustee is made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceedings shall be allowed as administrative expenses of the Trust.

                                   SECTION 11
                            APPOINTMENT OF SUCCESSOR

         (a) The appointment of a successor Trustee by the Plan Sponsor shall be effective when accepted in writing by the successor Trustee. Any such successor Trustee shall have the same rights, title, interest, powers, and duties as those conferred upon the Trustee who resigned or was removed and shall have no liability for any actions or omissions of any predecessor Trustee. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

         (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and the Plan Sponsor shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event; or any condition existing at the time it becomes successor Trustee.

                                   SECTION 12
                            AMENDMENT OR TERMINATION

         (a) This Trust Agreement maybe amended by a written instrument executed by the Trustee and the Plan Sponsor. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

         (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Plan Sponsor.

         (c) Upon written approval of all participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Plan Sponsor may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Plan Sponsor.

                                   SECTION 13
                                  MISCELLANEOUS

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable TO Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, or encumbered; or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                                   SECTION 14
                                 EFFECTIVE DATE

     The effective date of this Trust Agreement shall be the date first set forth above.

         IN WITNESS WHEREOF, this Trust has been executed on the day and year first set forth above.



                                  PLAN SPONSOR:

                                  ACE CASH EXPRESS, INC.


                                  By:          MIKE BRISKEY
                                         ----------------------------------
                                  Title:       VP Finance
                                         ----------------------------------


ATTEST:

/s/ T.J. CARTER
----------------------------------

Title:   VP -- Human Resources
       ---------------------------

       [CORPORATE SEAL]


                                 TRUSTEE:

                                 -----------------------------------------------

                                 By:          JERRY D. SHOOK
                                        ----------------------------------------
                                 Title: Executive Vice President & Trust Officer
                                        ----------------------------------------


ATTEST:

/s/ [ILLEGIBLE]
------------------------------------------

Title: Vice President and Trust Officer
       -----------------------------------

       [BANK SEAL]

                              INVESTMENT AGREEMENT

WHEREAS, ACE Cash Express. Inc. (the Company) has retained First American Bank as Trustee of the Trust Fund (the Trust) established with respect to certain plans established to provide deferred compensation, for certain of its employees.

AND WHEREAS, that Trust is evidenced by certain Trust Agreement by virtue of which First American Bank agreed to serve as Trustee,

AND WHEREAS, that section 2.0 of the Trust authorized First American Bank to act pursuant to investment guidelines agreed to in writing from time to time by the Company and ____________________,

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein and the performance thereof, it is hereby agreed by and between these
Parties:

1. All contribution to the aforementioned Plan and all assets of the Trust will be held in certain annuity contracts, mutual fund shares, or other instruments issued by Principal Life Insurance Company or other companies which are members of The Principal Financial Group.

2. First American Bank will not be liable for the acts or omission of Principal Life Insurance Company or other companies which are members of The Principal Financial Group with regard to the investment of the contributions of the aforementioned plans and all assets of the Trust.

3. That this agreement shall run for the full term of the Trust unless superseded by a subsequent written agreement between the Parties. This Agreement shall be terminated immediately and without notice if the Trust is terminated, or if First American Bank resigns or is removed from its role as Trustee.

4. That this agreement shall be construed, interpreted, and governed by the laws of the State of Iowa.

This Agreement shall be effective on this _____________ day of __________, 20__.


AGREED & ACCEPTED:

/s/ MIKE BRISKEY                      /s/ JERRY D. SHOOK
--------------------------           -------------------------------------------

Company ACE Cash Express              Executive Vice President & Trust Officer
                                     -------------------------------------------

Title  VP Finance                    Trust Officer
      -------------------

Date                                 Date    July 17, 2001
     --------------------                 --------------------------------------

[EBS LOGO]

                    THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                                ADOPTION AGREEMENT

         THIS AGREEMENT is made the 1st day of October, 2001, by ACE Cash Express, Inc. (the "Employer"), having its principal office at 1231 Greenway Drive, #800, Irving, TX 79038 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 434 Fayetteville Street, Suite 1160, Raleigh, North Carolina 27601.

                                   WITNESSETH:

         WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan (the "Plan"); and

         WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan, for the benefit of the Employer's [X] Employees and/or [ ] Independent Contractors;

         NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

         Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

         This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan. The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

                                   ARTICLE II

         The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:


                                       (C) 2000 EXECUTIVE BENEFIT SERVICES, INC.

         2.4 ADJUSTMENT DATE: The Deferred Compensation Account of Participants shall be adjusted for the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account on the last business day of each Plan Year and such other times as may be designated below [check any additional desired Adjustment Dates]:

                  (i)   The last business day of each calendar quarter during
             ----       the Plan Year.

                  (ii)  The last business day of each month during the Plan
             ----       Year.

              XX  (iii) The last business day of each payroll period during the
             ----       Plan Year.

                  (iv)  Each day securities are traded on a national stock
             ----       exchange.

                  (v)   Other [specify] ________________________________________
             ----       _______________________________________________________.

         2.9 COMPENSATION: The "Compensation" of a Participant shall mean all of each Participant's [check desired option(s)]:

              XX  (i)   compensation received as an Employee reportable in box
             ----       1, Wages, Tips and other Compensation, on Form W-2.

                  (ii)  annual base salary.
             ----

                  (iii) annual bonus.
             ----

                  (iv)  long term incentive plan compensation.
             ----

                  (v)   compensation received as an Independent Contractor
             ----       reportable on Form 1099.

                  (vi)  Other [specify] ________________________________________
             ----       _______________________________________________________.

Notwithstanding the foregoing, Compensation [X] SHALL [ ] SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.

         2.13 EFFECTIVE DATE: [check desired option]:

              XX  (i)    This is a newly-established Plan, and the Effective
             ----        Date of the Plan is JULY 1, 2001.

                  (ii)   This is an amendment and restatement of a Plan with
             ---- an effective date of ________, and the Effective Date of this amended and restated Plan is ___________. This is amendment number _____.


         2.20 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be [check desired option]:


              XX  (i)    Age 65.
             ----

                  (ii)   The later of age ____ or the ______ anniversary of the
             ---- participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

         2.22 PARTICIPATING EMPLOYER(S): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

Name of Employer                     Address                    Telephone No.           EIN
----------------                     -------                    -------------           ---
ACE CASH EXPRESS, INC.     1231 GREENWAY DRIVE, #800           (972) 550-5010        75-2142963
                                IRVING, TX 79038

         2.23 PLAN: The name of the Plan as applied to the Employer is:

              THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF ACE CASH EXPRESS, INC.

         2.24 PLAN ADMINISTRATOR: The Plan Administrator shall be [check desired option]:

         XX       (i)      Committee.
         --

                  (ii)     Employer.
         --

                  (iii)    Other (specify): ____________________________________
         --

         2.25 PLAN YEAR: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of December, and each anniversary thereof.

         2.33 TRUST: [check desired option]:

         XX       (i)      The Employer DOES desire to establish a "rabbi" trust
         --                for the purpose of setting aside assets of the
                           Employer contributed thereto for the payment of benefits under the Plan.

                  (ii)     The Employer DOES NOT desire to establish a "rabbi"
         -- trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

         2.35 YEARS OF SERVICE: For vesting purposes, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

                  (i)      First Day of Service.
         --

         XX       (ii)     Effective Date of the Plan.
         --

                  (iii)    Each Contribution Date. Under this option (iii), each
         -- Employer Matching Credit or Performance Incentive Credit shall vest in accordance with the applicable schedule selected in Section 7 of this Adoption Agreement based on the Years of Service of a Participant from the Adjustment Date on which each Employer Matching Credit or Performance Incentive Credit is credited to his or her Deferred Compensation Account.

         3.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his Compensation (as selected in Section 2.9 of this Adoption Agreement) reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Committee [check the applicable options]:

         XX       (i)      annual base salary:
         --

                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or__________%

                           maximum deferral: $__________ or 25%

         XX       (ii)     annual bonus:
         --

                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or__________%

                           maximum deferral: $__________ or 25%

                  (iii)    other [please specify type, as selected in Section
         --                2.9 of this Adoption Agreement]: ________________:

                           [complete the following blanks only if a minimum or maximum deferral is desired]:

                           minimum deferral: $__________ or__________%

                           maximum deferral: $__________ or _________%

                  (iv)     no salary deferral provision.
         --

         3.1.3 TERMINATION OF SALARY DEFERRALS: A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

         XX       (i)      the first full payroll period commencing after the
         --                date written notice of the termination is received by
                           the Committee.

                  (ii)     the January 1 occurring after the date written notice
         --                of the termination is received by the Committee.

         3.2 EMPLOYER MATCHING CREDITS: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows [check desired option(s)]:

                  (i)      ______% of the Participant's Salary Deferral Credits.
         --

                  (ii)     ______% of the first ______% of the Participant's
         --                Compensation which is elected as a Salary Deferral
                           Credit.

                  (iii)    An amount determined each Plan Year by the Employer.
         --

                  (iv)     The Employer shall decide from year to year whether
         -- matching credits will be made and shall notify Participants annually of the manner in which matching credits will be calculated for the subsequent year.

                  (v)      The Employer shall not match amounts provided above
         -- in excess of $ __, or in excess of ___% of the Participant's Compensation per Plan Year.

                  (vi)     No Employer matching credits provision.
         --

         XX       (vii)    Other: 25% OF THE PARTICIPANT'S 401(k) LIMIT.
         --

         3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: The Employer may make performance incentive credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

                  (i)      Such amount out of the current or accumulated net
         -- profit of the Employer for such year as the Employer in its sole discretion shall determine.

         XX       (ii)     Such amount as the Employer in its sole discretion
         --                shall determine without regard to current or
                           accumulated net profit.

                  (iii)    The Employer shall not make Performance Incentive
         -- Credits in excess of $ __, or in excess of __% of the Participant's Compensation per Plan Year.

                  (iv)     No Employer performance incentive credits provision.
         --

         4.1 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

                  (i)      An amount to be determined by the Committee.
         --

                  (ii)     A lump sum of $ __________.
         --

                  (iii)    _____ times the annual base salary of the Participant
         --                at his date of death.

                  (iv)     Other [specify]:
         --                ___________________________________________.

         XX       (v)      No additional benefits.
         --

         4.4.2 EARLY RETIREMENT: The Employer may elect to provide for Early Retirement. If Early Retirement is permitted, it shall be subject to the following eligibility requirements [check desired option and fill in appropriate blanks]:

                  (i)      Completion of_____ Years of Service.
         --

         XX       (ii)     Attainment of age 55
         --

                  (iii)    Completion of __________ Years of Service and
         --                attainment of age __________.

                  (iv)     No Early Retirement provisions.
         --

         5.1 REGULAR IN-SERVICE WITHDRAWALS: [check desired option]:

                  (i)      The Employer DOES elect to permit regular in-service
         --                withdrawals by a Participant from his Deferred
                           Compensation Account.

         XX       (ii)     The Employer DOES NOT elect to permit regular
         --                in-service withdrawals by a Participant from his
                           Deferred Compensation Account.

         5.3 "HAIRCUT" WITHDRAWALS: [check desired option]:

         XX       (i)      The Employer DOES elect to permit "haircut"
         --                withdrawals by a Participant from his Deferred
                           Compensation Account.

                           Specify percentage (not less than 10%) of amount withdrawn that shall be forfeited: ________________%

                  (ii)     The Employer DOES NOT elect to permit "haircut"
         --                withdrawals by a Participant from his Deferred
                           Compensation Account.

         5.4 COLLEGE EDUCATION WITHDRAWALS: [check desired option]:

         XX       (i)      The Employer DOES elect to permit college education
         --                withdrawals by a Participant from his Deferred
                           Compensation Account.

                  (ii)     The Employer DOES NOT elect to permit college
         -- education withdrawals by a Participant from his Deferred Compensation Account.

         6.1 PAYMENT OPTIONS: Any benefit payable under the Plan may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

         XX      (i)      A lump sum in cash as soon as feasible following the
         --               date Participant's service with the Employer
                          terminates for any reason (including Retirement, Disability or death).

         XX      (ii)     Approximately equal annual installments over a term
         --               no longer than 20 years as elected by the Participant
                          upon his entry into the Plan.

                          Payment of the benefit shall commence as of the following date [select desired option]:

                                   The first business day of the calendar year
                          -- following the date Participant's service with the Employer terminates for any reason (including Retirement, Disability or death).

                                   The first business day of the calendar
                          -- quarter following the date Participant's service with the Employer terminates for any reason (including Retirement, Disability or death).

                          XX       The first business day of the calendar month
                          --       following the date Participant's service
                                   with the Employer terminates for any reason
                                   (including Retirement, Disability or death).

                          The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection (ii). The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant's account pursuant to
                          Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment.

                 (iii)    Other [specify]: ___________________________________
        --

         7. VESTING:

         (i) VESTING OF EMPLOYER MATCHING CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits shall be as follows [check (a), (b), (c), (d), (e), (f) or (g)]:

                       XX  (a)      Immediate 100% vesting.
                       --

                           (b)      100% vesting after ___ Years of Service.
                       --

                           (c)      100% vesting at age ____.
                       --

                           (d)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 1                       0%
                                              1                      20%
                                              2                      40%
                                              3                      60%
                                              4                      80%
                                              5 or more             100%

                           (e)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 3                       0%
                                              3                      20%
                                              4                      40%
                                              5                      60%
                                              6                      80%
                                              7 or more             100%

                           (f)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 1                     ___%
                                              1                     ___%
                                              2                     ___%
                                              3                     ___%
                                              4                     ___%
                                              5                     ___%
                                              6                     ___%
                                              7                     ___%
                                              8                     ___%
                                              9                     ___%
                                              10 or more            ___%

                           (g)      Not applicable
                       --

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits [X] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

         (ii) VESTING OF EMPLOYER PERFORMANCE INCENTIVE CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits shall be as follows [check (a), (b), (c),
                  (d), (e), (f) or (g)]:

                           (a)      Immediate 100% vesting.
                       --
                       XX  (b)      100% vesting after 5 Years of Service.
                       --
                           (c)      100% vesting at age _______.
                       --

                           (d)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 1                       0%
                                              1                      20%
                                              2                      40%
                                              3                      60%
                                              4                      80%
                                              5 or more             100%

                           (e)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 3                       0%
                                              3                      20%
                                              4                      40%
                                              5                      60%
                                              6                      80%
                                              7 or more             100%

                           (f)      Number of Years               Vested
                       --             of Service                Percentage
                                    ---------------             ----------

                                    Less than 1                     ___%
                                              1                     ___%
                                              2                     ___%
                                              3                     ___%
                                              4                     ___%
                                              5                     ___%
                                              6                     ___%
                                              7                     ___%
                                              8                     ___%
                                              9                     ___%
                                              10 or more            ___%

                           (g)      Not applicable
                       --

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits
[X] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

         14. AMENDMENT OR TERMINATION OF PLAN: [check or complete all that apply]:

         XX       (i)      Notwithstanding any provision in this Adoption
         --                Agreement or the Plan to the contrary, Section _____
                           of the Plan shall be amended to read as follows:

                           See attached Exhibit A.

                  (ii)     The Plan shall be terminated upon the occurrence of
         -- one or more of the following events [check if desired]:

                                    (a) The amount of shareholders equity shown
                           -- on the financial statements of the Employer for each of the two most recent fiscal years is less than $_____________.

                                    (b) The aggregate net loss (after tax) as
                           -- reported on the financial statements of the Employer for the two most recent fiscal years is greater than $______________.

                           XX       (c) There is a change of control of the
                           --       Employer. For this purpose, a "change of
                                    control" shall be deemed to have occurred if: (A) any person other than an officer who is an employee of the Employer for at least one year preceding the change of control, acquires or becomes the beneficial owner, directly or indirectly, of securities of the Employer representing 50% [insert percentage] or more of the combined voting power of the Employer's then outstanding securities and thereafter, the membership of the Board becomes such that a majority are persons who were not members of the Board at the time of the acquisition of securities;
                                    or (B) the Employer, or its assets, are
                                    acquired by or combined with another entity and less than a majority of the outstanding voting shares of such entity after the acquisition or combination are owned, immediately after the acquisition or combination, by the owners of voting shares of the Employer immediately prior to the acquisition or combination.

                                    (d) Other [specify]:
                           --       ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

         17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of TEXAS, except to the extent that such laws are superseded by ERISA.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.



                                             -----------------------------------
                                             ACE Cash Express, Inc.

                                             By: /s/ T.J. CARTER
                                                --------------------------------
                                                     Authorized Person


NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. THE SPONSOR DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.

                                    EXHIBIT A
                            TO THE ADOPTION AGREEMENT
                             OF THE ACE CASH EXPRESS
                       EXECUTIVE NONQUALIFIED EXCESS PLAN

                             FIRST AMENDMENT TO THE
                                ACE CASH EXPRESS
                       EXECUTIVE NONQUALIFIED EXCESS PLAN


         THIS FIRST AMENDMENT, made and entered into on this 1st day of October, 2001, by ACE Cash Express, Inc. (the Employer).

                                   WITNESSETH:

         WHEREAS, the Employer heretofore established a nonqualified deferred compensation plan known as The ACE Gash Express Executive Nonqualified Excess Plan (the Plan); and

         WHEREAS, the Employer has the ability to amend the Plan pursuant to
Section 14 thereof; and

         WHEREAS, the Employer desires to amend the Plan to clarify that the Plan is maintained only for the benefit of the Employers, employees and that persons classified as independent contractors are not eligible to participate in the Plan;

         NOW, THEREFORE, the Employer does hereby amend the Plan, effective July 1, 2001, as follows:

                                       1.

         The second sentence of Section 1 of the Adoption Agreement is hereby deleted in its entirety and replaced with the following:

         The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to by the Plan; provided, an Independent Contractor as defined by the Plan shall not be eligible to participate in the Plan and shall therefore be excluded from the definition of Participant thereunder.

                                       2.

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed on the date first above written.

                                          ACE CASH EXPRESS, INC.

                                          By: /s/ T.J. CARTER
                                              ----------------------------------

                                          Title: Vice President, Human Resources
                                                 -------------------------------

ATTEST:

/s/ J.W. Conner
-----------------------------------

Title: Secretary
       ----------------------------

       [CORPORATE SEAL]